EXHIBIT 4.11

REGISTRATION RIGHTS AGREEMENT

U.S.$385,000,000

U.S.$210,000,000 of 6.75% SENIOR NOTES DUE 2011

U.S.$175,000,000 of 7.75% SENIOR SUBORDINATED NOTES DUE 2012

REGISTRATION RIGHTS AGREEMENT, dated as of November 12, 2003, among The Premcor Refining Group Inc., a Delaware corporation (the “Company”), and the purchasers set forth on Schedule A to the Purchase Agreement (collectively, the “Purchasers”), of an aggregate of U.S.$210,000,000 principal amount of 6.75% Senior Notes due 2011 (the “Senior Notes”) and an aggregate of U.S.$175,000,000 principal amount of 7.75% Senior Subordinated Notes due 2012 (the “Senior Subordinated Notes”) of the Company. The Company proposes to issue and sell to the Purchasers upon the terms set forth in the Purchase Agreement the Senior Notes and the Senior Subordinated Notes. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

1. Certain Definitions. For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

“Base Interest” shall mean the interest, if any, that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Closing” shall mean the date of the closing of the issuance and sale of the Senior Notes and the Senior Subordinated Notes pursuant to the Purchase Agreement.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Effective Time”, in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares an Exchange Registration Statement effective or as of which an Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares a Shelf Registration Statement effective or as of which a Shelf Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(a) hereof.

“Exchange Registration” shall have the meaning assigned thereto in Section 3(c) hereof.

“Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.

The term “holder” shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

“Indenture” shall mean the indenture, dated as of February 11, 2003, between the Company and Deutsche Bank Trust Company Americas, as Trustee, with respect to the Senior Notes and the Senior Subordinated Notes as supplemented by a supplemental indenture to be dated as of November 12, 2003, between the Company and the Trustee as the same shall be amended from time to time.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

The term “person” shall mean a corporation, association, partnership, organization, business, limited liability company, individual, government or political subdivision thereof or governmental agency.

“Purchase Agreement” shall mean the Purchase Agreement, dated November 5, 2003, among the Purchasers and the Company relating to the Notes.

“Registration Default” shall have the meaning assigned thereto in Section 2(c) hereof.

“Registration Default Period” shall have the meaning assigned thereto in Section 2(c) hereof.

“Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof.

“Resale Period” shall have the meaning assigned thereto in Section 2(a) hereof.

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Senior Exchange Securities or Senior Subordinated Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in any Exchange Offer for the purpose of distributing Senior Exchange Securities or Senior Subordinated Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Senior Exchange Securities or Senior Subordinated Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

“Rule 144,” “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Securities Act” shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

“Senior Exchange Securities” shall have the meaning assigned thereto in Section 2(a) hereof.

“Senior Registrable Securities” shall mean the Senior Securities; provided, however, that a Senior Security shall cease to be a Senior Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Senior Security has been exchanged for a Senior Exchange Security in an Exchange Offer as contemplated in Section 2(a) hereof; (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Senior Security under the Securities Act has been declared or becomes effective and such Senior Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Senior Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Senior Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Senior Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Senior Security shall cease to be outstanding.

“Senior Securities” shall mean the Senior Notes to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

“Senior Subordinated Exchange Securities” shall have the meaning assigned thereto in Section 2(a) hereof.

“Senior Subordinated Registrable Securities” shall mean the Senior Subordinated Securities; provided, however, that a Senior Subordinated Registrable Security shall cease to be a Senior Subordinated Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Senior Subordinated Registrable Security has been exchanged for a Senior Subordinated Exchange Security in an Exchange Offer as contemplated in Section 2(a) hereof; (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Senior Subordinated Registrable Security under the Securities Act has been declared or becomes effective and such Senior Subordinated Registrable Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Senior Subordinated Registrable Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Senior Subordinated Registrable Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Senior Subordinated Registrable Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Senior Subordinated Registrable Security shall cease to be outstanding.

“Senior Subordinated Securities” shall mean the Senior Subordinated Notes to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b) hereof.

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b) hereof.

“Special Interest” shall have the meaning assigned thereto in Section 2(c) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Registration Rights Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

2. Registration Under the Securities Act. (a) Except as set forth in Section 2(b) below, the Company agrees to use its reasonable best efforts to file under the Securities Act, as soon as practicable, but no later than 150 days after the Closing, a registration statement relating to an offer to exchange (such registration statement, an “Exchange Registration Statement”, and such offer, an “Exchange Offer”) any and all of the Senior Notes and the Senior Subordinated Notes for a like aggregate principal amount of such respective Senior Notes or Senior Subordinated Notes at maturity of debt securities issued by the Company, which debt securities are substantially identical to such Senior Notes and Senior Subordinated Notes (and are entitled to the benefits of the Indenture), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the Special Interest contemplated in Section 2(c) below (such new debt securities hereinafter called “Senior Exchange Securities” with respect to the Senior Notes and “Senior Subordinated Exchange Securities” with respect to the Senior Subordinated Notes). The Company agrees to use its reasonable best efforts to cause such Exchange Registration Statement to become effective under the Securities Act as soon as practicable after the Closing. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company further agrees to use its reasonable best efforts to commence the Exchange Offer promptly after such registration statement has become effective, hold such Exchange Offer open for at least 20 business days and issue Exchange Securities for all Registrable Securities that have been validly tendered and not withdrawn on or prior to the expiration of such Exchange Offer. Such Exchange Offer will be deemed to have been “completed” only if the securities received by holders other than Restricted Holders in such Exchange Offer for such Registrable Securities are, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Securities Act and with the Exchange Act (except for the requirement to deliver a prospectus included in the Exchange Registration Statement applicable to resales by any broker-dealer of Senior Exchange Securities or Senior Subordinated Exchange Securities pursuant to an Exchange Offer in exchange for such Senior Registrable Securities or Senior Subordinated Registrable Securities other than those acquired by the broker-dealer directly from the Company), and without material restrictions under the

“blue sky” or securities laws of a substantial majority of the States of the United States of America. Such Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the applicable Senior Exchange Securities for all outstanding Senior Registrable Securities and Senior Subordinated Exchange Securities for all Senior Subordinated Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to such Exchange Offer, Senior Exchange Securities for all Senior Registrable Securities and Senior Subordinated Exchange Securities for all Senior Subordinated Registrable Securities that have been properly tendered and not withdrawn before the expiration of such Exchange Offer, which shall be on a date that is at least 20 business days following the commencement of such Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in connection with any resales of such Senior Exchange Securities or Senior Subordinated Exchange Securities by a broker-dealer, other than resales of such Senior Exchange Securities or Senior Subordinated Exchange Securities received by a broker-dealer pursuant to an Exchange Offer in exchange for such Senior Registrable Securities or Senior Subordinated Registrable Securities, acquired by the broker-dealer directly from the Company, and (y) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when such Senior Exchange Securities or Senior Subordinated Exchange Securities are first issued in such Exchange Offer and ending upon the earlier of the expiration of the 90th day after such Exchange Offer has been completed or such time as such broker-dealers no longer own any Senior Registrable Securities or Senior Subordinated Registrable Securities. With respect to such Exchange Registration Statement, each broker-dealer that holds such Senior Exchange Securities or Senior Subordinated Exchange Securities received in such Exchange Offer in exchange for such Senior Registrable Securities or Senior Subordinated Registrable Securities not acquired by it directly from the Company shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

(b) If, prior to the time the Exchange Offer is completed, existing Commission interpretations are changed such that the Senior Securities or Senior Subordinated Securities, as applicable, received by holders, other than Restricted Holders, in such Exchange Offer for such Senior Registrable Securities or Senior Subordinated Registrable Securities are not or would not be, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Securities Act (except for the requirement to deliver a prospectus included in the Exchange Registration Statement applicable to resales by broker-dealers of Senior Exchange Securities or Senior Subordinated Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for such Senior Registrable Securities or Senior Subordinated Registrable Securities other than those acquired by the broker-dealer directly from the Company) or if such Exchange Offer has not been consummated within 225 days following the Closing, in lieu of conducting the Exchange Offer contemplated by Section 2(a), the Company shall use its reasonable best efforts to file under the Securities Act as soon as practicable, but no later than 45 days after the date on which the obligation to file such “shelf” registration statement arises, a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Senior Registrable Securities or Senior Subordinated Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, a “Shelf Registration” and such registration statement, a “Shelf Registration Statement”). In addition, in the event that the Purchasers shall not have resold all of the Senior Notes or Senior Subordinated Notes initially purchased by them from the Company pursuant to the Purchase Agreement prior to the consummation of the applicable Exchange Offer, the Company shall file under the Securities Act as soon as practicable a Shelf Registration Statement in respect of such Senior Securities and Senior Subordinated Securities. The Company agrees to use its reasonable best efforts (i) to cause the Shelf Registration Statement to become or be declared effective no later than 105 days following the date on which the obligation to file such Shelf Registration Statement arose and to keep such Shelf Registration Statement continuously effective (subject to the provisions of the last sentence of this Section 2(b)) in order to permit the prospectus forming a part thereof to be usable by holders for resales of such Senior Registrable Securities and Senior Subordinated Registrable Securities for a period ending on the earlier of the second anniversary of the effective date thereof or such time as there are no longer any Senior Registrable Securities or Senior Subordinated Registrable Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in such Shelf Registration Statement or to use the prospectus forming a part thereof for resales of applicable Senior Registrable Securities or Senior Subordinated Registrable Securities unless such holder is an Electing Holder, and (ii) after the Effective Time of such Shelf Registration Statement, promptly upon the request of any holder of Senior Registrable Securities or Senior Subordinated Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of such Senior Registrable Securities or Senior Subordinated Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (ii) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof. The Company further agrees

(subject to the provisions of the last sentence of this Section 2(b)) to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission. Notwithstanding the requirement to keep such Shelf Registration Statement continuously effective, the Company may suspend the effectiveness of a Shelf Registration Statement for up to 45 consecutive days once during any 90-day period and up to three times during any 365-day period, but no more than an aggregate of 90 days during any 365-period if, (a)(i) an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Company’s good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading and (ii) the Company determines in good faith that the disclosure of such event at such time is reasonably likely to have a material adverse effect on the business, operations or prospects of the Company or (b) the disclosure otherwise relates to a pending material business transaction or other corporate development.

(c) In the event that (i) the Company has not filed the Exchange Registration Statement or Shelf Registration Statement with respect to the Senior Notes or the Senior Subordinated Notes on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or 2(b), respectively, or (ii) such Exchange Registration Statement has not become effective or been declared effective by the Commission within 225 days of the Closing, or (iii) such Shelf Registration Statement has not become effective within 105 days of the date on which the obligation to file such Shelf Registration Statement arose, or (iv) the Exchange Offer has not been completed within 30 business days after the effectiveness deadline of the Exchange Registration Statement relating to such Exchange Offer (if such Exchange Offer is then required to be made) or (v) any Exchange Registration Statement or Shelf Registration Statement with respect to the Senior Notes or the Senior Subordinated Notes required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded within 30 days by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (v), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, notwithstanding the provisions of Section 9(b), special cash interest (“Special Interest”), in addition to Base Interest, shall accrue on such Senior Notes or Senior Subordinated Notes and be payable at a per annum rate of 0.25%. If the Company has not completed the Exchange Offer with respect to the Senior Notes or the Senior Subordinated Notes by the 270th day following the Closing (or, if applicable, the Shelf Registration with respect to the Senior Notes or the Senior Subordinated Notes has not become effective by the 150th day after the obligation to file it arose), the Special Interest shall increase by an additional 0.25% and shall accrue on such Senior Notes or Senior Subordinated Notes and be payable at a per annum rate of 0.5% until the Company has completed such Exchange Offer (or until such Shelf Registration has become effective).

(d) The Company shall take all reasonable actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.

(e) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3. Registration Procedures. If the Company files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

(a) If the Company files a registration statement pursuant to Section 2(a) or Section 2(b), at or before the Effective Time of any Exchange Offer or any Shelf Registration, as the case may be, the Company shall use its reasonable best efforts to qualify the Indenture under the Trust Indenture Act in a timely manner and shall make any changes to the Indenture reasonably necessary for it to be so qualified.

(b) If the Company files a registration statement pursuant to Section 2(a) or Section 2(b), in the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(c) In connection with the Company’s obligations with respect to the registration of Senior Exchange Securities or Senior Subordinated Exchange Securities as contemplated by Section 2(a) (an “Exchange Registration”), if applicable, the Company shall, as soon as practicable (or as otherwise specified):

(i) use its reasonable best efforts to prepare and file with the Commission, as soon as practicable but no later than 150 days after the Closing, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Senior Exchange Securities or Senior Subordinated Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its reasonable best efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter;

(ii) as soon as practicable use its reasonable best efforts to prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Senior Exchange Securities or Senior Subordinated Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of such Senior Exchange Securities or Senior Subordinated Exchange Securities;

(iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed (delivery of a copy of the filed Exchange Registration Statement or amendment to the Initial Purchasers shall be sufficient notice for purposes of this clause (A)), and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Senior Exchange Securities or the Senior Subordinated Exchange Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose or (D) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(iv) in the event that the Company would be required, pursuant to Section 3(c)(iii)(D) above, to notify any broker-dealers holding Senior Exchange Securities or the Senior Subordinated Exchange Securities, without unreasonable delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(v) use its reasonable best efforts to (A) register or qualify the Senior Exchange Securities and Senior Subordinated Exchange Securities under the securities laws or “blue sky” laws of such jurisdictions as are contemplated by Section 2(a), if such registration or qualification is required by such laws, prior to the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding such Senior Exchange Securities or Senior Subordinated Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(v), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or bylaws or any agreement between it and its stockholders;

(vi) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of the Senior Exchange Securities and Senior Subordinated Exchange Securities by broker-dealers during the Resale Period;

(vii) provide a CUSIP number for all Senior Exchange Securities and Senior Subordinated Exchange Securities, not later than the Effective Time and provide the Trustee with printed certificates for the Senior Exchange Securities and the Senior Subordinated Exchange Securities in a form eligible for deposit with The Depository Trust Company;

(viii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder) no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Exchange Registration Statement, which statement shall cover such 12-month period;

(ix) prior to the consummation of the Exchange Offer, cause to be delivered to the Trustee for the benefit of holders an opinion of outside counsel to the effect that the Senior Exchange Securities and the Senior Subordinated Exchange Securities when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture.

(d) In connection with the Company’s obligations with respect to any Shelf Registration, if applicable, the Company shall, as soon as practicable (or as otherwise specified):

(i) use its reasonable best efforts to prepare and file with the Commission, as soon as practicable but in any case within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders (subject to clause (xv) below) as, from time to time, may be Electing Holders and use its reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in Section 2(b);

(ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Senior Registrable Securities and Senior Subordinated Registrable Securities; no holder shall be entitled to be named as a selling securityholder in such Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of such Senior Registrable Securities or Senior Subordinated Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of such Senior Registrable Securities or Senior Subordinated Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

(iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Senior Registrable Securities or Senior Subordinated Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in such Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of such Senior Registrable Securities or Senior Subordinated

Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

(iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof (subject to the provisions of the last sentence of Section 2(b)) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

(v) provide (A) the Electing Holders, (B) any underwriters (which term, for purposes of this Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(vi) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(v) who shall certify to the Company in writing that they have a current intention to sell the Senior Registrable Securities or Senior Subordinated Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement) or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vii) promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the “blue sky” or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(d)(xv) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose or (F) if at any time when a prospectus is required to be delivered under the Securities Act, such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

(ix) if requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Senior Registrable Securities or Senior Subordinated Registrable Securities, including information with respect to the principal amount at maturity of such Senior Registrable Securities or Senior Subordinated Registrable Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Senior Registrable Securities or Senior Subordinated Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Senior Registrable Securities or Senior Subordinated Registrable Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(x) furnish upon written request to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(v) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of the Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Senior Registrable Securities or Senior Subordinated Registrable Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Senior Registrable Securities or Senior Subordinated Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(xi) use its reasonable best efforts to (A) register or qualify the Senior Registrable Securities and Senior Subordinated Registrable Securities to be included in such Shelf Registration Statement under such securities laws or “blue sky” laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b)) above and for so long as may be necessary to enable any such Electing Holder, agent or underwriter to complete its distribution of the Senior Securities and Senior Subordinated

Securities pursuant to such Shelf Registration Statement (subject to the provisions of the last sentence of Section 2(b)) and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Senior Registrable Securities and Senior Subordinated Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

(xii) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

(xiii) cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Senior Registrable Securities or Senior Subordinated Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Senior Registrable Securities or Senior Subordinated Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of such Senior Registrable Securities or Senior Subordinated Registrable Securities;

(xiv) provide a CUSIP number for all Senior Registrable Securities and Senior Subordinated Registrable Securities not later than the Effective Time and provide the Trustee with printed certificates for the Senior Exchange Securities and Senior Subordinated Exchange Securities in a form eligible for deposit with The Depository Trust Company;

(xv) enter into one or more underwriting agreements, engagement letters, agency agreements, “best efforts”

underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Electing Holders aggregating at least 20% in aggregate principal amount at maturity of Senior Registrable Securities or Senior Subordinated Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Senior Registrable Securities or Senior Subordinated Registrable Securities;

(xvi) whether or not an agreement of the type referred to in Section 3(d)(xv) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 20% in aggregate principal amount at maturity of the Senior Registrable Securities or Senior Subordinated Registrable Securities at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Senior Registrable Securities or Senior Subordinated Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(d)(xv) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Senior Securities and Senior Subordinated Securities; the absence of material legal or governmental proceedings involving the

Company; the absence of a breach by the Company or any of its subsidiaries of, or a default under, material agreements binding upon the Company or any subsidiary of the Company; the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Senior Registrable Securities and Senior Subordinated Registrable Securities, this Registration Rights Agreement or any agreement of the type referred to in Section 3(d)(xv) hereof, except such approvals, if any, as may be required under state securities or “blue sky” laws; the material compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, as of the date of the opinion and of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a “comfort” letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers’ certificates, as may be reasonably requested by any Electing Holders of at least 20% in aggregate principal amount at maturity of the Senior Registrable Securities or Senior Subordinated Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

(xvii) notify in writing each holder of Senior Registrable Securities or Senior Subordinated Registrable Securities of any proposal by the Company to amend or waive any provision of this Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(xviii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Senior Registrable Securities or Senior Subordinated Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. (“NASD”) or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules or By-Laws shall so require, engaging a “qualified independent underwriter” (as defined in such Rules and By-Laws (or any successor thereto)) to participate in the preparation of the applicable Shelf Registration Statement relating to such Senior Registrable Securities or Senior Subordinated Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Senior Registrable Securities or Senior Subordinated Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter) and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD; and

(xix) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder) no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

(e) In the event that the Company would be required, pursuant to Section 3(d)(vii)(F) above, to notify the Electing Holders, the placement or sales agent, if any, and the managing underwriters, if any, the Company shall without delay prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Senior Registrable Securities and Senior Subordinated Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(vii)(F) hereof, such Electing Holder shall forthwith discontinue the disposition of Senior Registrable Securities or Senior Subordinated Registrable Securities pursuant to the Shelf Registration Statement until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Electing Holder’s possession of the prospectus covering such Senior Registrable Securities and Senior Subordinated Registrable Securities at the time of receipt of such notice.

(f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Senior Registrable Securities or Senior Subordinated Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Senior Registrable Securities or Senior Subordinated Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Senior Registrable Securities or Senior Subordinated Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Senior Registrable Securities or Senior Subordinated Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g) Until the expiration of two years after the Closing, the Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Senior Securities or Senior Subordinated Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

4. Registration Expenses. The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Senior Securities or Senior Subordinated Securities for offering and sale under the state securities and “blue sky” laws referred to in Section 3(d)(xi) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, including any fees and disbursements of counsel for the Electing Holders (subject to the limitations of clause (i) below) or underwriters in connection with suchqualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Senior Securities and Senior Subordinated Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and “blue sky” or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Senior Securities and Senior Subordinated Securities to be disposed of (including certificates representing the Senior Securities and Senior Subordinated Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Senior Securities and Senior Subordinated Securities and the preparation of documents referred to in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or “comfort” letters required by or incident to such performance and compliance), (h) reasonable fees, disbursements and expenses of any “qualified independent underwriter” engaged pursuant to Section 3(d)(xviii) hereof, (i) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount at maturity of the Senior Registrable Securities and Senior Subordinated Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (j) any fees charged by securities rating services for rating the Senior Securities or Senior Subordinated Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Senior Registrable Securities or Senior Subordinated Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Senior Registrable Securities and Senior Subordinated Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Senior Registrable Securities or Senior Subordinated Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5. Representations and Warranties. The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of the Senior Registrable Securities and the Senior Subordinated Registrable Securities that:

(a) The compliance by the Company with all of the provisions of this Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Registration Rights Agreement, except the registration under the Securities Act of the Senior Securities and the Senior Subordinated Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications, if any, as may be required under state securities or “blue sky” laws in connection with the offering and distribution of the Senior Securities or the Senior Subordinated Securities.

(b) This Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

6. Indemnification.

(a) Indemnification by the Company. The Company shall indemnify and hold harmless each of the holders of Senior Registrable Securities or Senior Subordinated Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Senior Registrable Securities or Senior Subordinated Registrable Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Senior Registrable Securities or Senior Subordinated Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Shelf Registration Statement, as the case may be, under which such Senior Registrable Securities or Senior Subordinated Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such person expressly for use therein;

(b) Indemnification by the Electing Holders and any Agents and Underwriters. The Company may require, as a condition to including any Senior Registrable Securities or Senior Subordinated Registrable Securities in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Senior Registrable Securities or Senior Subordinated Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, and all other holders of Senior Registrable Securities and Senior Subordinated Registrable Securities, against any losses, claims, damages or liabilities to which the Company or such other holders of Senior Registrable Securities or Senior Subordinated Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Senior Registrable Securities or Senior Subordinated Registrable Securities pursuant to such registration.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Senior Registrable Securities or Senior Subordinated Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which theSenior Registrable Securities and Senior Subordinated Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ and any underwriters’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount at maturity of Senior Registrable Securities and Senior Subordinated Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

(7) Underwritten Offerings.

(a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount at maturity of the Senior Registrable Securities and Senior Subordinated Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

(b) Participation by Holders. Each holder of Senior Registrable Securities or Senior Subordinated Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder’s Senior Registrable Securities or Senior

Subordinated Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8 Rule 144. The Company covenants to the holders of Senior Registrable Securities and Senior Subordinated Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Senior Registrable Securities or Senior Subordinated Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Senior Registrable Securities or Senior Subordinated Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission.

9 Miscellaneous.

(a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Senior Registrable Securities or Senior Subordinated Registrable Securities or any other securities which would be inconsistent with the terms contained in this Registration Rights Agreement.

(b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Senior Registrable Securities and Senior Subordinated Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any state thereof having jurisdiction.

(c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at 1700 E. Putnam Avenue, Suite 400, Old Greenwich, CT 06870, Attention: General Counsel, with a copy to Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 Attention: Martin H. Neidell, Esq., and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d) Parties in Interest. All the terms and provisions of this Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Senior Registrable Securities and Senior Subordinated Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Senior Registrable Securities or Senior Subordinated Registrable Securities shall acquire Senior Registrable Securities or Senior Subordinated Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Senior Registrable Securities or Senior Subordinated Registrable Securities shall be held subject to all of the terms of this Registration Rights Agreement, and by taking and holding such Senior Registrable Securities or Senior Subordinated Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Senior Registrable Securities or Senior Subordinated Registrable Securities subject to all of the applicable terms hereof.

(e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Senior Registrable Securities or Senior Subordinated Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for such Senior Registrable Securities or Senior Subordinated Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of any Exchange Offer.

(f) Governing Law. THIS REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

(g) Headings. The descriptive headings of the several Sections and paragraphs of this Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Registration Rights Agreement.

(h) Entire Agreement; Amendments. This Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Senior Securities or Senior Subordinated Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Registration Rights Agreement may be amended and the observance of any term of this Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount at maturity of each of the Senior Registrable Securities or Senior Subordinated Registrable Securities at the time outstanding. Each holder of any Senior Registrable Securities or Senior Subordinated Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Senior Registrable Securities or Senior Subordinated Registrable Securities or is delivered to such holder.

(i) Inspection. For so long as this Registration Rights Agreement shall be in effect, this Registration Rights Agreement and a complete list of the names and addresses of all the holders of Senior Registrable Securities and Senior Subordinated Registrable Securities shall be made available for inspection and copying on any business day by any holder of the respective Senior Registrable Securities or Senior Subordinated Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Senior Registrable Securities or Senior Subordinated Registrable Securities under the Senior Securities, the Senior Subordinated Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indenture.

(j) Counterparts. This Registration Rights Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Agreed to and accepted as of the date referred to above.

THE PREMCOR REFINING GROUP INC.

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON LLC

MORGAN STANLEY & CO. INCORPORATED

DEUTSCHE BANK SECURITIES INC.

By:
Credit Suisse First Boston LLC On behalf of each of the Purchasers

Exhibit A

THE PREMCOR REFINING GROUP INC.

[FORM OF INSTRUCTION TO DTC PARTICIPANTS]

(Date of Mailing)

URGENT—IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: [DATE]1

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in The Premcor Refining Group Inc. (the “Company”) [6.75% Senior Notes due 2011] [7.75% Senior Subordinated Notes due 2012] (the “Securities”) are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact The Premcor Refining Group Inc. 1700 E. Putnam Avenue, Suite 400, Old Greenwich, CT 06870, Attention: General Counsel, phone: (203) 698-7500.

1Not less than 28 calendar days from date of mailing.

The Premcor Refining Group Inc.

Notice of Registration Statement

and

Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) between The Premcor Refining Group Inc. (the “Company”) and the Purchasers named therein. Pursuant to the Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 or S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s [6.75% Senior Notes due 2011] [7.75% Senior Subordinated Notes due 2012] (the “Securities”). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of [Senior Registrable Securities] [Senior Subordinated Registrable Securities] (as defined below) is entitled to have the [Senior Registrable Securities] [Senior Subordinated Registrable Securities] beneficially owned by it included in the Shelf Registration Statement. In order to have [Senior Registrable Securities] [Senior Subordinated Registrable Securities] included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE].

Beneficial owners of [Senior Registrable Securities] [Senior Subordinated Registrable Securities] who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of [Senior Registrable Securities] [Senior Subordinated Registrable Securities].

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of [Senior Registrable Securities] [Senior Subordinated Registrable Securities] are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term [“Senior Registrable Securities”] [“Senior Subordinated Registrable Securities”] is defined in the Registration Rights Agreement.

ELECTION

The undersigned holder (the “Selling Securityholder”) of [Senior Registrable Securities] [Senior Subordinated Registrable Securities] hereby elects to include in the Shelf Registration Statement the [Senior Registrable Securities] [Senior Subordinated Registrable Securities] beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such [Senior Registrable Securities] [Senior Subordinated Registrable Securities] by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 6 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of [Senior Registrable Securities] [Senior Subordinated Registrable Securities] pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1) (a) Full Legal Name of Selling Securityholder:

(b) Full Legal Name of Registered Holder (if not the same as in (a) above) of [Senior Registrable Securities] [Senior Subordinated Registrable Securities] Listed in Item (3) below:

(c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which [Senior Registrable Securities] [Senior Subordinated Registrable Securities] Listed in Item (3) below are Held:

(2) Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

(3) Beneficial Ownership of [Senior Securities] [Senior Subordinated Securities]:

Except as set forth below in this Item (3), the undersigned does not beneficially own any [Senior Securities] [Senior Subordinated Securities].

(a) Principal amount at maturity of [Senior Registrable Securities] [Senior Subordinated Registrable Securities] beneficially owned:

CUSIP No(s). of such [Senior Registrable Securities] [Senior Subordinated Registrable Securities]:

(b) Principal amount at maturity of [Senior Securities] [Senior Subordinated Securities] other than [Senior Registrable Securities] [Senior Subordinated Registrable Securities] beneficially owned:

CUSIP No(s). of such other [Senior Securities] [Senior Subordinated Securities]:

(c) Principal amount at maturity of [Senior Registrable Securities] [Senior Subordinated Registrable Securities] which the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such [Senior Registrable Securities] [Senior Subordinated Registrable Securities] to be included in the Shelf Registration Statement:

(4) Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the [Senior Securities] [Senior Subordinated Securities] listed above in Item (3).

State any exceptions here:

(5) Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5 % or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6) Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the [Senior Registrable Securities] [Senior Subordinated Registrable Securities] listed above in Item (3) only as follows (if at all): Such [Senior Registrable Securities] [Senior Subordinated Registrable Securities] may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such [Senior Registrable Securities] [Senior Subordinated Registrable Securities] may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices.

Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the [Senior Registrable Securities] [Senior Subordinated Registrable Securities] may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the [Senior Registrable Securities] [Senior Subordinated Registrable Securities] or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the [Senior Registrable Securities] [Senior Subordinated Registrable Securities] in the course of hedging the positions they assume. The Selling Securityholder may also sell [Senior Registrable Securities] [Senior Subordinated Registrable Securities] short and deliver Registrable Securities to close out such short positions, or loan or pledge [Senior Registrable Securities] [Senior Subordinated Registrable Securities] to broker-dealers that in turn may sell such securities.

State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M (which governs manipulation, stabilization and trading activity during a distribution of securities).

In the event that the Selling Securityholder transfers all or any portion of the [Senior Registrable Securities] [Senior Subordinated Registrable Securities] listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company, and any underwriters in an underwritten offering of such Selling Securityholder’s [Senior Registrable Securities] [Senior Subordinated Registrable Securities] listed in Item(3) above, in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first- class mail, or air courier guaranteeing overnight delivery as follows:

(i) To the Company:

The Premcor Refining Group Inc.

1700 E. Putnam Avenue

Suite 400

Old Greenwich, CT 06870

Attention: General Counsel

(203) 698-7500

(ii) With a copy to:

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Attention: Martin H. Neidell, Esq.

(212) 806-5836

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the [Senior Registrable Securities] [Senior Subordinated Registrable Securities] beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder

Print/type full legal name of beneficial owner of [Senior Registrable Securities] [Senior Subordinated Registrable Securities])

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Attention: Martin H. Neidell, Esq.

Facsimile: (212) 806-7836

Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

The Premcor Refining Group Inc.

•

Attention: Trust Officer

Re: The Premcor Refining Group Inc. (the “Company”) [6.75% Senior Notes due 2011] [7.75% Senior Subordinated Notes due 2012]

Dear Sirs:

Please be advised that                              has transferred $                     aggregate principal amount at maturity of the above-referenced [Senior Notes] [Senior Subordinated Notes] pursuant to an effective Registration Statement on Form [            ] (File No. 333-             ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the [Senior Notes] [Senior Subordinated Notes] is named as a “Selling Holder” in the Prospectus dated            , 20     or in supplements thereto, and that the aggregate principal amount at maturity of the [Senior Notes] [Senior Subordinated Notes] transferred are the [Senior Notes] [Senior Subordinated Notes] listed in such Prospectus opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)

B-1